Per Share Amounts	12 Months Ended
Dec. 31, 2025
Earnings per share [abstract]
Per Share Amounts	PER SHARE AMOUNTS
Baytex calculates basic income or loss per share based on the net income or loss attributable to shareholders using the weighted average number of shares outstanding during the period. Diluted income per share amounts reflect the potential dilution that could occur if share awards were converted to common shares. The treasury stock method is used to determine the dilutive effect of share awards whereby the potential conversion of share awards and the amount of compensation expense, if any, attributed to future services are assumed to be used to purchase common shares at the average market price during the year.

The following table summarizes the weighted average common shares used in calculating net income or loss per share.

	Years Ended December 31
(000s)	2025	2024
Weighted average common shares - basic	769,180	803,435
Dilutive effect of share-based compensation	—	4,276
Weighted average common shares - diluted	769,180	807,711

For the year ended December 31, 2025, all share awards were excluded from the calculation of diluted loss per share as their effect was anti-dilutive given the Company recorded a loss. For the year ended December 31, 2024, no share awards were excluded from the calculation of diluted income per share as their effect was dilutive.